Exhibit 10.45

EXECUTION COPY

FIFTH AMENDMENT TO THE

TRANSFER AND ADMINISTRATION AGREEMENT

THIS FIFTH AMENDMENT TO THE TRANSFER AND ADMINISTRATION AGREEMENT, dated as of June 30, 2010 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), (iv) ENTERPRISE FUNDING COMPANY LLC, as a conduit investor (“Enterprise Funding”) and (v) BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor (“Alternate Investor”) and Agent (the “Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transfer Agreement in certain respects as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendments to the Transfer Agreement.  The following amendment is made to the Transfer Agreement:

(a)           Section 6.1(a)(i)(a) of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“(a) Within ninety (90) days after the close of the SPV’s and the Performance Guarantor’s fiscal years, (A) unaudited financial statements, prepared in accordance with GAAP on a consolidated basis for the SPV and (B) audited financial statements, prepared in accordance with GAAP on a consolidated basis for the Performance Guarantor and its Subsidiaries, in each case, including balance sheets as of the end of such period, related statements of operations, shareholder’s equity and cash flows; provided that the audited financial statements for the Performance Guarantor and its Subsidiaries shall be accompanied by an unqualified audit report certified by independent registered public accountants of national or regional recognition, acceptable to the Agent, prepared in accordance with GAAP, and”

(b)           The first sentence of Section 6.1(a)(ii) of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Within forty five (45) days after the close of the first three quarterly periods of each of the SPV’s, the Seller’s, the Servicer’s and the Performance Guarantor’s fiscal years, for (a) the SPV, the Seller and the Servicer and (b) for Performance Guarantor and its Subsidiaries, in each case, consolidated unaudited balance sheets as at the close of each such period and consolidated related statements of operations, shareholder’s equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the appropriate entity.”

(c)           Section 6.1(a)(iii) of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“ (iii) Compliance Certificate.  Together with the financial statements required hereunder, a compliance certificate in substantially the form set forth on Exhibit K signed by an appropriate Responsible Officer of the SPV, the Seller and the Servicer or the Performance Guarantor, as applicable, stating that (a) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the SPV, the Seller and the Servicer, or the Performance Guarantor and its Subsidiaries as applicable (which in the case of quarterly financial statements may be subject to normal year-end audit adjustments) and (b) to the best of such Person’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof.”

(d)           Exhibit K (Form of Compliance Certificate) of the Transfer Agreement is hereby deleted and replaced in its entirety with the Exhibit K attached hereto.

SECTION 2.           Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.           Representations and Warranties.

Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 4.           Transfer Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Transfer Agreement shall remain in full force and effect.  All references to the Transfer Agreement shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

2

SECTION 5.           Consent of Performance Guarantor.

The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

SECTION 6.           Miscellaneous.

6.1           This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall become effective upon the Agent’s receipt of counterparts of this Amendment, duly executed by all parties hereto (including the Performance Guarantor).

6.2           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

6.3           This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

6.4           Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

UNITED STATIONERS SUPPLY CO., as Originator

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:	/s/ Robert J. Kelderhouse
Name: Robert J. Kelderhouse
Title: Vice President and Treasurer

[signatures continued on next page]

BANK OF AMERICA, NATIONAL ASSOCIATION,
as an Alternate Investor and Agent

By:	/s/ Margaux L. Karagosian
Name: Margaux L. Karagosian
Title: Vice President

ENTERPRISE FUNDING, as a Conduit Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

[signatures continued on next page]

Acknowledged and consented to by:

UNITED STATIONERS INC.,
as the Performance Guarantor

By:	/s/ Robert J. Kelderhouse
Name:	Robert J. Kelderhouse
Title:	Vice President and Treasurer

[end of signatures]

Exhibit K

Form of Compliance Certificate

To:  Bank of America, National Association, as Agent

This Compliance Certificate (the ‘Certificate”) is furnished pursuant to Section 6.1(a)(iii) of that certain Transfer and Administration Agreement dated as of March 3, 2009 as it may be amended or otherwise modified from time to time (as so amended or modified, the “Agreement”) by and among United Stationers Receivables, LLC, an Illinois limited liability company (the “SPV”), United Stationers Supply Co., an Illinois corporation (the “Originator”), United Stationers Financial Services LLC, an Illinois limited liability company (the “Seller”) and as Servicer, Enterprise Funding Company LLC, a Delaware limited liability company (“Enterprise Funding”), as a Conduit Investor, Market Street Funding LLC, a Delaware limited liability company (“Market Street”, each of Enterprise Funding and Market Street a “Conduit Investor” and, collectively, the “Conduit Investors”), Bank of America, National Association, a national banking association (“Bank of America”), as Agent, as a Class Agent and as an Alternate Investor, PNC Bank, National Association (“PNC Bank”), as a Class Agent and as an Alternate Investor, and the financial institutions from time to time parties hereto as Alternate Investors. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.             I am the duly elected                                      [president] [chief financial officer] [vice-president] [treasurer] [ assistant treasurer] [secretary] [assistant secretary] of the [SPV] [Seller and the Servicer] [Performance Guarantor].

2.             I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the SPV, the Seller and the Servicer and the Performance Guarantor during the accounting period covered by the attached financial statements.

3.             The examinations described in Paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or Potential Termination Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in Paragraph 5 below.

4.             Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, including the financial covenants in Section 6.3 of the Agreement, all of which data and computations are true, complete and correct and have been prepared in accordance with GAAP.

5.             Described below are the exceptions, if any, to Paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the

Exhibit K-1

SPV, the Seller and the Servicer or the Performance Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:

6.             [add for SPV certification:  As of the date hereof, the jurisdiction of organization of the SPV is the State of Illinois, the place where the SPV is “located” for the purposes of Section 9-307 of the UCC is the State of Illinois, and the SPV has not changed its jurisdiction of organization or its “location” for the purposes of Section 9-307 of the UCC since the date of the original Agreement.]

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this     day of                  ,      .

[SPV] [Seller and Servicer][Performance Guarantor]

By:
Name:
Title:

Exhibit K-2

SCHEDULE I TO COMPLIANCE CERTIFICATE

A.            Schedule of Compliance as of                              ,                 with Section        of the Agreement.

This schedule relates to the fiscal year ended:

Exhibit K-3